Exhibit 10.10

                 CYNAT & GENADERM REGISTRATION RIGHTS AGREEMENT



                 CYNAT & GENADERM REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement, dated as of September 1, 2005 (this "Agreement"), by and among Bioaccelerate Holdings, Inc., a Nevada corporation (the "Company"), and the Purchasers (as defined below).

                              W I T N E S S E T H :

         WHEREAS, the Company (i) is offering (the "Offering") an aggregate of up to Five Million (5,000,000) shares (the "Shares") of its Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") convertible into shares (the "Common Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and up to Ten Million (10,000,000) of the Company's common stock purchase warrants (the "Warrants"), each Warrant to purchase one share of the Company's Common Stock (each such share underlying a Warrant, a "Warrant Share"), and (ii) in connection with the Offering of the Common Shares and the Warrants, is offering Four (4) shares of the common stock, par value $0.001 per share (the "Cynat Common Stock"), of Cynat Oncology, Inc. ("Cynat"), and Four (4) shares of the common stock, par value $0.001 per share (the "Genaderm Common Stock"), of Genaderm Inc. ("Genaderm") with each share of Series A Preferred Stock acquired in the Offering (the shares of Cynat Common Stock (the "Cynat Shares") and Genaderm Common Stock (the "Genaderm Shares") being offered in the Offering being sometimes hereinafter referred to as (the "Securities"), in each case subject to an up to 10% overallotment at the Company's sole discretion;

         WHEREAS, the Company desires to issue and sell to the persons listed on Schedule A, attached hereto (each a "Purchaser," and collectively, the "Purchasers"), the Securities as set forth in one or more Securities Purchase Agreements entered into or to be entered into by and between the Company and each Purchaser (the "Securities Purchase Agreement");

         WHEREAS, the Company and the Purchasers have entered or will have entered into a Securities Purchase Agreement;

         WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement that the Company provide for the rights set forth in this Agreement; and

         WHEREAS, certain terms used in this Agreement are defined in Section 3 hereof.
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         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

      1.   Registration Rights.

           1.1 Required Registration. The Company shall use its reasonable best efforts to cause Cynat and Genaderm, respectively, to accomplish the following with respect to the Cynat Shares and the Genaderm Shares, respectively:

                 (x) prepare and file with the "SEC" (as such term is hereafter defined) a registration statement on Form SB-1 or a successor form or another form selected by the Company that is available under the "Securities Act" (as such term is hereafter defined) which conforms with applicable rules and regulations (a "Required Registration Statement") covering the "Registrable Securities" (as such term is hereafter defined), to permit the offer and re-sale from time to time of such Registrable Securities in accordance with the methods of distribution provided by the Purchasers, by the date (the "Registration Statement Filing Date") which is not more than one hundred twenty (120) days after the first to occur (the "Commencement Date") of the following dates: (i) the "Final Closing Date" (as such term is defined in the Securities Purchase Agreement) or the termination of the Offering, if there is no Final Closing Date (it being understood that Cynat shall prepare and file the Required Registration Statement with respect to Registrable Securities which are Cynat Shares, such shares being sometimes hereinafter referred to as "Cynat Registrable Securities", and that Genaderm shall prepare and file the Required Registration Statement with respect to Registrable Securities which are Genaderm Shares, such shares being sometimes hereinafter referred to as "Genaderm Registrable Securities"); and

                 (y) cause either of the following (the "Effectiveness Actions") to occur by a date (the "Effectiveness Date") which is not more than ninety (90) days after the Registration Statement Filing Date: (A) cause the SEC to declare the Required Registration Statement to be effective or (B) cause the SEC to communicate to Cynat or Genaderm, as applicable, orally or in writing, that the Required Registration Statement will not be reviewed or that the SEC has no further comments thereupon, whereupon the Company shall use its reasonable best efforts to cause Cynat or Genaderm, as applicable, to cause the applicable Required Registration Statement to be effective.

The Company shall use its reasonable best efforts to cause Cynat or Genaderm, as applicable, to keep such Required Registration Statement continuously effective (the "Effective Period") for a period of two years after the Required Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such two year period in which Cynat or Genaderm, as applicable, was not current with its reporting requirements under the "Exchange Act" (as such term is hereinafter defined).

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To the extent that the Cynat Registrable Securities or the Genaderm Registrable
Securities are not sold under the Required Registration Statement, the Purchasers shall have the registration rights as enumerated in Sections 1.3 and
1.4 of this Agreement.

           1.2 Current Public Information. The Company covenants that it will use reasonable best efforts to cause Cynant and Genaderm, respectively, to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and use their respective reasonable best efforts to take such further action as the Purchaser may reasonably request, all to the extent required to enable the holders of Cynat Registrable Securities and the Genaderm Registrable Securities, as applicable, to sell the same pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. The Company shall, upon the request of a holder of Registrable Securities (each a "Designated Holder" and collectively, the "Designated Holders"), use its reasonable best efforts to cause Cynat or Genaderm, as applicable, to deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

           1.3 Form S-3 Registration. If Cynat or Genaderm is eligible to use Form S-3 under the Securities Act (or any similar successor form) and shall receive from a Purchaser and its permitted transferees (the "S-3 Initiating Holders") a written request or requests that such company effect a registration on such Form S-3, including without limitation, pursuant to Rule 415 of the Securities Act and any related qualification or compliance with respect to all or part of the Cynat Registrable Securities or the Genaderm Registrable Securities, whichever is applicable, owned by the S-3 Initiating Holders and its permitted transferees (provided, that the S-3 Initiating Holders registering such securities in such registration (together with all other holders of such securities to be included in such registration) propose to sell their securities at an aggregate price (calculated based upon the Market Price of the securities on the date of filing of the Form S-3 with respect to such securities) to the public of no less than the lesser of $5,000,000 or the remaining Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable), the Company shall use its reasonable best efforts to cause Cynat or Genaderm, whichever is applicable, (i) promptly to give written notice of the proposed registration, and any related qualification or compliance, to all other holders of the Cynat Registrable Securities or the Genaderm Registrable Securities, whichever is applicable; and (ii) as soon as practicable, use reasonable best efforts to file and effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Cynat Registrable Securities or the Genaderm Registrable Securities, whichever is applicable, as are specified in such request, together with all or such portion of the Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable, of any other holder in the group of holders joining in such request as is specified in a written request given within fifteen (15) days after the holder's receipt of such written notice from the Company. No registration requested by any S-3 Initiating Holders pursuant to this Section
1.3 shall be deemed a registration pursuant to Section 1.1.

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           1.4  Piggyback Registrations.

           (a) Right to Piggyback. Whenever the Cynat or Genaderm, whichever is applicable, proposes to register any of its securities under the Securities Act (other than pursuant to a registration pursuant to Section 1.3 or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable, whether or not for sale for its own account, the Company will use its reasonable best efforts to cause Cynat or Genaderm, whichever is applicable, to give prompt written notice (but in no event less than twenty five (25) days before the anticipated filing date) to all holders of Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable, and such notice shall describe the proposed registration and distribution and offer to all holders of such securities the opportunity to register the number of such securities as each such holder may request. The Company will use its reasonable best efforts to cause Cynat or Genaderm, whichever is applicable, to include in such registration all Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable, with respect to which the applicable company has received written requests for inclusion therein within fifteen (15) days after the holders' receipt of the registrant company's notice (a "Piggyback Registration").

           (b) Reasonable Efforts. The Company shall use all reasonable best efforts to cause Cynat or Genaderm, whichever is applicable, to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Cynat Registrable Securities or the Genaderm Registrable Securities, whichever is applicable, requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the registrant company or any other security holder included therein and to permit the sale or other disposition of such securities in accordance with the intended method of distribution thereof.

           (c) Withdrawal. Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 1.4 by giving written notice to Cynat or Genaderm, whichever is the applicable registrant, of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to Section 1.4(e) hereof, the registrant company shall not be required to reimburse such holder for the fees and expenses referred to in Section 1.6(t) hereof incurred by or on behalf of such holder prior to such withdrawal, unless such withdrawal was due to a material adverse change to the registrant company. The registrant company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

           (d) Priority in Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of whichever of Cynat or Genaderm is the registrant company, and the managing underwriters advise the registrant company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities requested to be included on a secondary basis in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of such primary or secondary offering (the "Company Offering Quantity"), then the registrant company will include in such registration securities in the following priority:

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                 (i) First, the registrant company will include the securities the registrant company proposes to sell.

                 (ii) Second, the registrant company will include all Cynat Registrable Securities, if the registrant company is Cynat, or Genaderm Registrable Securities, if the registrant company is Genaderm, requested to be included by any Designated Holder and any securities which any Pari Passu Holder may request to be so included, and if the number of such Designated Holders' securities and Pari Passu Holder securities requested to be included exceeds the Company Offering Quantity, then the registrant company shall include only each such requesting Designated Holders' and Pari Passu Holders' pro rata share of the shares available for registration by the Purchaser, based on the amount of securities held by such holder, on an as converted basis. For purposes of this Agreement, the term "Pari Passu Holder" shall mean any holder of the registrant company's securities outstanding as of the completion of the Offering that has registration rights, as well as any subsequent purchaser of "Permitted Preferred Shares", if any, as such term is defined in the Securities Purchase Agreement.

                 (iii) Third, the registrant company will include other securities of the registrant company proposed to be included in the registration.

           (e)   Cutback. If, as a result of the proration provisions of this
Section 1.4, any Designated Holders shall not be entitled to include all Cynat Registrable Securities or all Genaderm Registrable Securities, whichever is applicable, in a Piggyback Registration that such Designated Holders has requested to be included, such holder may elect to withdraw such holder's request to include the applicable Registrable Securities in such registration but whichever of Cynat or Genaderm is the registrant company shall be required to reimburse such holder for the fees and expenses referred to in Section 1.6(t) hereof incurred by such holder prior to such withdrawal.

           1.5   Holdback Agreements.

           (a) To the extent not inconsistent with applicable law, in connection with a public offering of securities of whichever of Cynat or Genaderm is the registrant company, upon the request of the applicable registrant company or the underwriter, in the case of an underwritten public offering, the underwriters managing such underwritten offering of the registrant company's securities, each holder of the applicable Registrable Securities who owns at least 5% of the outstanding capital stock of the applicable registrant company on an "as-converted" basis or is an officer or director of the registrant company will not effect any public sale or distribution (other than those included in the registration) of any securities of the registrant company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to and the ninety (90) -day period beginning on such effective date, unless (in the case of an underwritten public offering) the managing underwriters otherwise agree to a shorter period of time. Notwithstanding the foregoing, no Designated Holder shall be required to enter into any such "lock up" agreement unless and until all of the applicable registrant company's executive officers and directors execute substantially similar "lock up" agreements and the registrant company uses commercially reasonable efforts to cause each holder of more than 5% of its outstanding capital stock to execute substantially similar "lock up" agreements. Neither the applicable registrant company nor the underwriter shall amend, terminate or waive a "lock up" agreement unless each "lock up" agreement with a Designated Holder is also amended or waived in a similar manner or terminated, as the case may be.

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           (b)   Whichever of Cynat or Genaderm is the registrant company shall have the right at any time to require that the Designated Holders of Registrable Securities suspend further open market offers and sales of the applicable Registrable Securities pursuant to a Registration Statement filed hereunder whenever in the reasonable judgment of the applicable registrant company after consultation with counsel there is or may be in existence a Changing Event (as defined in Section 1.6(e)). The applicable registrant company will give the Designated Holders notice of any such suspension and will use all reasonable best efforts to minimize the length of such suspension.

           1.6 Registration Procedures. Whenever any Registrable Securities are required to be registered pursuant to this Agreement, the Company will use reasonable best efforts to cause whichever of Cynat or Genaderm is to be the applicable registrant company to effect the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and pursuant thereto the applicable registrant company will as expeditiously as possible:

           (a) prepare and file with the SEC on any form, if not so otherwise provided for, for which the registrant company qualifies, as soon as practicable after the end of the period within which requests for registration may be given to the registrant company, a Registration Statement with respect to the offer and sale of such Registrable Securities and thereafter use reasonable best efforts to cause such Registration Statement to become effective and remain effective until the completion of the distribution contemplated thereby or the required time period under this Agreement, whichever is shorter (and before filing such Registration Statement, the registrant company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such Registration Statement copies of all such documents proposed to be filed); provided, however, that the registrant company may postpone for not more than sixty (60) calendar days the filing or effectiveness of any registration statement required pursuant to this Agreement other than a Required Registration Statement required to be filed pursuant to Section 1.1 of this Agreement if the Board of Directors, in its good faith judgment, determines that such registration could reasonably be expected to have a material adverse effect on the registrant company and its stockholders for any reason including, but not limited to, any proposal or plan by the registrant company to engage in any acquisition or sale of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction then under consideration (in which event, the Designated Holders shall be entitled to withdraw such request, and if such request is withdrawn such registration will not count as a registration statement pursuant to this Agreement) by delivering

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written notice to the Designated Holders who requested inclusion of Registrable
Securities in such Registration Statement of its determination to postpone such Registration Statement; provided, further, that (i) the registrant company shall not disclose any information that could be deemed material non-public information to any holder of Registrable Securities included in a Registration Statement that is subject to such postponement, (ii) in no event may the registrant company postpone a filing requested hereunder more than twice in any twelve (12) month period; provided, that any two postponements must be at least three (3) months apart; provided, further, that the registrant company shall delay the effectiveness of any such registration statement if the SEC rules and regulations prohibit the registrant company from declaring a Registration Statement effective because its financial statements are stale at a time when its fiscal year has ended or it has made an acquisition reportable under Item 2 of Form 8-K or any other similar situation until the earliest time in which the SEC would allow the registrant company to declare a Registration Statement effective (provided that the registrant company shall use its reasonable best efforts to cure any such situation as soon as possible so that the Registration Statement can be made effective at the earliest possible time);

           (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period provided for in the applicable Section above, or if not so provided, for a period of twelve (12) (for a registration pursuant to Rule 415 of the Securities
Act) or, if such Registration Statement relates to an underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement. In the event the registrant company shall give any notice pursuant to Section 1.5(b), the applicable time period mentioned in this Section 1.6(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.5(b) to and including the date when each seller of a Registrable Security covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.6(e);

           (c) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

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           (d)   register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that the registrant company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

           (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (a "Changing Event") as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the registrant company will as soon as possible prepare and furnish to such seller (a "Correction Event") a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the registrant company are then listed and, if not so listed, to be listed on The Nasdaq Stock Market or the Nasdaq SmallCap trading system or the Nasdaq OTC Bulletin Board;

           (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

           (h) enter into such customary agreements (including underwriting agreements in customary form with any underwriter, if any is selected by the registrant company) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by an underwriter, if any, provided that any underwriter shall have been selected by the registrant company;

           (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the registrant company, and cause the registrant company's employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

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           (j)   before filing a Registration Statement or prospectus or any amendments or supplements thereto, the registrant company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as defined below) with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under the registrant company's control, and the registrant company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC;

           (k) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the registrant company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

           (l) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the registrant company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

           (m) obtain one or more comfort letters, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the registrant company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

           (n) provide a legal opinion of the registrant company's outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

           (o) subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), during normal business hours of registrant company at registrant company's corporate office in New York, New York and without unreasonable disruption of registrant company's business or unreasonable expense to registrant company and solely for the purpose of due diligence with respect to the registration statement, non-confidential, legally disclosable, financial and other records and pertinent corporate documents of the registrant company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the registrant company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the registrant company, to make available for inspection, at such parties' offices during their respective normal business hours and without unreasonable disruption of their business or unreasonable expense to registrant company and solely for the purpose of due diligence with respect to a registration statement covering Registrable Securities pursuant to this Agreement all information reasonably requested by any such Inspector in connection with such Registration Statement;

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           (p)   subject to execution and delivery of mutually satisfactory confidentiality agreements, keep Holders' Counsel advised as to the initiation and progress of any registration hereunder including, but not limited to, providing Holders' Counsel with all correspondence with the SEC;

           (q) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

           (r) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

           (s) Conditions Precedent to the Company's and each Registrant Company's Obligations Pursuant to this Agreement. It shall be a condition precedent to the obligations of Company, Cynat and Genaderm to take any action pursuant to this Agreement that each of the holders whose Registrable Securities are to be registered pursuant to this Agreement shall furnish such holder's written agreement to be bound by the terms and conditions of this Agreement prior to performance by Company, Cynat or Genaderm of its obligations under this Agreement. By executing and delivering this Agreement, each holder represents and warrants that the information concerning, and representations and warranties by, such holder, including information concerning the Registrable Securities held, beneficially or of record, by such holder, furnished to the Company pursuant to the Securities Purchase Agreement and the Purchasers Questionnaire delivered pursuant thereto, are true and correct as if the same were represented and warranted on the date of any registration statement by the applicable registrant company pursuant to this Agreement or any amendment thereto, and each holder covenants to immediately notify the Company and each applicable registrant company in writing of any change in any such information, representation or warranty and to refrain from offering or disposing of any securities pursuant to any such registration statement until the applicable registrant company has reflected such change in the registration statement. By executing and delivering this Agreement, each such holder further agrees to furnish any additional information as the Company, Cynat or Genaderm may reasonably request in connection with any action to be taken by the Company, Cynat or Genaderm pursuant to this Agreement, and to pay such holder's expenses which are not required to be paid by the Company, Cynat or Genaderm pursuant to this Agreement.

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           (t)   Registration Expenses. All expenses incident to Cynat's or
Genaderm's performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by Cynat or Genaderm, whichever is the applicable registrant company, fees and expenses of compliance by the applicable registrant company with securities or blue sky laws, printing expenses of the registrant company, messenger and delivery expenses of the registrant company, and fees and disbursements of counsel for the registrant company and all independent certified public accountants of the registrant company, underwriters (excluding discounts and commissions, which will be paid by the sellers of Registrable Securities) and other Persons retained by the registrant company will be borne by the applicable registrant company, and the applicable registrant company will pay its internal expenses (including, without limitation, all salaries and expenses of its Employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of the registrant company and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the registrant company are then listed or on The Nasdaq National Market, Nasdaq SmallCap Market or the OTC Bulletin Board trading system. Neither the Company, Cynat or Genaderm shall have any obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any holder of Registrable Securities which are not payable by Cynat or Genaderm, such costs to be borne by such holder or holders, including, without limitation, underwriting fees, discounts and expenses, if any, applicable to any holder's Registrable Securities; fees and disbursements of counsel or other professionals that any holder may choose to retain in connection with the registration statement filed pursuant to this Agreement; selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any holder; any other expenses incurred by or on behalf of such holder in connection with the offer and sale of such Holder's Registrable Securities other than expenses which Cynat or Genaderm is expressly obligated to pay pursuant to this Agreement.

           1.7   Indemnification.

           (a) The Company agrees to use its reasonable best efforts to cause whichever of Cynat or Genaderm is the applicable registrant company to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Cynat Registrable Securities or Genaderm Registrable Securities, whichever is applicable, and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the "Representatives") from and against any loss, claim, damage, liability, attorney's fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Losses"), joint or several, and any action in respect thereof to which such holder of Registrable Securities or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement by the applicable registrant company, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the applicable registrant company shall reimburse each such holder of Registrable Securities of that registrant company and such holder's Representatives for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that no registrant company shall be liable to any such holder or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the registrant company by any holder of Registrable Securities or its Representatives expressly for use therein or by failure of any holder of Registrable Securities to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the registrant company has furnished such holder of Registrable Securities with a sufficient number of copies of the same. In no event, however, shall any person or entity be liable for indirect, incidental or consequential or special damages of any kind. In connection with an underwritten offering, whichever of Cynat or Genaderm is the applicable registant company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

           (b) In connection with any Registration Statement in which the holders of Registrable Securities are participating pursuant to this Agreement, the holders of Registrable Securities will furnish to whichever of Cynat or Genaderm is the applicable registrant company in writing such information as the registrant company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the fullest extent permitted by law, each such holder of Registrable Securities will indemnify and hold harmless the registrant company and its Representatives from and against any Losses, severally but not jointly, and any action in respect thereof to which the registrant company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable Securities during a suspension as set forth in Section 1.5(b) after written receipt of notice of such suspension,
(ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the registrant company by such holder of Registrable Securities expressly for use therein or by failure of such holder of Registrable Securities to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the registrant company has furnished such holder of Registrable Securities with a sufficient number of copies of the same, and such holder of Registrable Securities will reimburse the applicable registrant company and each Representative for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that such holder of Registrable Securities shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, such holder of Registrable Securities has furnished in writing to the applicable registrant company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the registrant company; provided, further, however, that the obligation to indemnify will be individual to each such holder of Registrable Securities and will be limited to the net amount of proceeds received by such holder of Registrable Securities from the sale of Registrable Securities pursuant to such Registration Statement. In no event, however, shall any person or entity be liable for indirect, incidental or consequential or special damages.

           (c) Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 1.7(a) or 1.7(b) (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), promptly notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party otherwise than under Section 1.7(a) or 1.7(b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

           (d) If the indemnification provided for in this Section 1.7 is unavailable to the Indemnified Parties in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the applicable registrant company on the one hand and the holders of the Registrable Securities on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the registrant company on the one hand and the holders of the Registrable Securities on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the registrant company on the one hand and of each holder of the Registrable Securities on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 1.7, no holder of the Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public exceeds the amount of any Losses which such holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each holder's obligations to contribute pursuant to this
Section 1.7 is several in the proportion that the proceeds of the offering received by such holder of the Registrable Securities bears to the total proceeds of the offering received by all the holders of the Registrable Securities and not joint.

           1.8   Participation in Underwritten Registrations.

           (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided, that each holder of Registrable Securities shall not be required to sell more than the number of Registrable Securities that such holder has requested the applicable registrant company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

           (b) Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice from Cynat or Genaderm of the happening of any event of the kind described in Section 1.6(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 1.6(e) and, if so directed by the applicable registrant company, will deliver to the registrant company (at the registrant company's expense) all copies, other than permanent file copies, then in holder's possession of such documents at the time of receipt of such notice. Furthermore, each holder agrees that if such holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the holder will use only the latest version of such prospectus provided by registrant company.

      2.   Transfers of Certain Rights.

           2.1 Transfer. The rights granted to the Purchaser under this Agreement are non-transferable except for a transfer, without any consideration whatsoever, to a person or entity which is an Affiliate of the transferor, and any such transfer, in any case, shall be subject to the provisions of Sections
2.2 and 2.3; provided that nothing contained herein shall be deemed to permit an assignment, transfer or disposition of the Registrable Securities in violation of the terms and conditions of the Securities Purchase Agreement, the Certificate of Designations of the Series A Preferred Stock, or applicable law.

           2.2 Transferees. Any permitted transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to whichever of Cynat or Genaderm is applicable, a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Purchaser under this Agreement to the same extent as if such transferee were a Purchaser hereunder.

           2.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 2 may not again transfer such rights to any other person or entity, other than as provided in Sections 2.1 or 2.2 above.

      3. Certain Definitions. The following capitalized terms shall have the meanings ascribed to them below:

           "Affiliate" means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

           "Closing Price" means, with respect to the Registrable Securities (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board and a majority of the Holders shall determine in good faith the fair value of the Common Stock

           "Common Stock" means the common stock, par value $0.001 per share, of the Company.

           "Cynat Common Stock" means the common stock, par value $0.001 per share, of Cynat.

           "Employees" means any current, former, or retired employee, office consultant, advisor, independent contractor, agent, officer or director of the Company.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

           "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding five (5) on which the national securities exchanges are open for trading.

           "Person" means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

           "Registrable Securities" means, subject to the immediately following sentence, (i) the Cynat Shares and the Genaderm Shares acquired by the applicable Purchaser or placement agent from the Company in the Offering pursuant to the Securities Purchase Agreement, and (ii) any shares of Cynat Common Stock or Genaderm Common Stock, if any, issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when they (x) have been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering them, (y) have been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act), or (z) are eligible for resale under Rule 144(k) (or by similar provision under the Securities Act) without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

           "Registration Statement" means any registration statement of whichever of Cynat or Genaderm is the applicable registrant company filed under the Securities Act which covers any of the Cynat Registrable Securities or the Genaderm Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

           "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      4.   Miscellaneous.

           4.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all equity securities into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by Cynat or Genaderm, whichever is applicable, and (iii) any and all equity securities of Cynat or Genaderm, whichever is applicable, or any of their respective successors or assigns (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its reasonable best efforts to cause whichever of Cynat or Genaderm is applicable to cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

           4.2 No Inconsistent Agreements. The Company has not, and to its knowledge neither Cynat nor Genaderm has, entered into, the Company shall not, and shall use its reasonable best efforts to cause Cynat and Genaderm not to enter into, any agreement with respect to the Cynat Common Stock or the Genaderm Common Stock that is inconsistent with the rights granted to the Purchasers in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or materially inconsistent with the rights granted in this Agreement.

           4.3 Amendments and Waivers. The provisions of this Agreement may be amended and the Company, Cynat and Genaderm may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company, Cynat and/or Genaderm, whichever is applicable, has obtained the written consent of holders of at least a majority of the Registrable Securities then in existence.

           4.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           4.5 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           4.6 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy (provided that delivery by telecopy shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being delivered by overnight courier or four business days after being mailed by registered or certified mail (postage prepaid for the most expeditious form of delivery, return receipt requested), to the parties at the following addresses (or to such other address or telex or telecopy number as a party may have specified by notice given to the other party pursuant to this provision):

                 If to the Company, to:

                 Bioaccelerate Holdings, Inc.
                 712 Fifth Avenue
                 19th Floor
                 New York, New York  10019
                 Reference:  Series A Preferred Private Placement
                 Telephone:  (212) 897-6849
                 Facsimile:  (212) 581-1922


                 If to the Purchaser, to:

                 The address or facsimile number of each Purchaser as recorded in the stockholders records of the Company.

           4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules or provisions.

           4.8 Forum; Service of Process. Any legal suit, action or proceeding brought by any party or any of its affiliates arising out of or based upon this Agreement shall be instituted in any federal or state court in New York County, New York, and each party waives any objection which it may now or hereafter have to the laying of venue or any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

           4.9 Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

           4.10 No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

           4.11 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

           4.12 Remedy for Breach. The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the holders of the Registrable Securities would have no adequate remedy at law and could suffer substantial and irreparable damage. Accordingly, the Company hereby agrees that, in such event, the holders of the Registrable Securities shall be entitled, and notwithstanding any election by any holder of the Registrable Securities to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any holder of the Registrable Securities may have at law or in equity.

           4.13 Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent holder of the Registrable Securities and their respective permitted successors and assigns and executors, administrators and heirs. Holders of the Registrable Securities are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such holders.

           4.14 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.






                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date and year first written above.

                                      BIOACCELERATE HOLDINGS, INC.


                                      By:_________________________________
                                         Name:
                                         Title:

         IN WITNESS WHEREOF, the undersigned Purchaser has caused this Registration Rights Agreement to be duly executed as of the date and year first above written and to be bound hereby.

Securities
                                                             --------------------------------------
are in:                                                      Print Name of Purchaser


                                                             --------------------------------------------------
                                                             shares of Series A Preferred Stock (which shall be
____ individual name                                         acquired together with certain related
                                                             Warrants, Cynat Shares and Genaderm
                                                             Shares)




                                                             --------------------------------------
____ tenants in the entirety                                 Print Name of Joint Purchaser
                                                             (if applicable)



                                                             --------------------------------------
____ corporation (an officer must sign)                      Signature of Purchaser



                                                             --------------------------------------
____ partnership (all general partners must sign)            Signature of Joint Purchaser



____ trust                                                   --------------------------------------


                                                             --------------------------------------
                                                             (with a copy to:)


                                                             --------------------------------------


                                                             --------------------------------------
                                                             Address of Purchaser


____ limited liability company